UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09261

FOXBY CORP.

(Exact name of registrant as specified in charter)

11 Hanover Square New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.

Foxby Corp.

11 Hanover Square

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 3/31/09

Item 1. Schedule of Investments

	FOXBY CORP.
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2009
	(UNAUDITED)

Common Stocks (94.19%)
Shares		Value
	Canned Fruits and Vegetables (7.53%)
30,000	Del Monte Foods Company (a)	$ 218,700

	Computer Storage Devices (1.96%)
9,500	Seagate Technology (b)	57,095

	Copper Exploration and Project Development (4.52%)
438,000	Nord Resources Corp. (c)	131,400

	Diamond Exploration and Project Development (0.00%)
185,937	Etruscan Diamonds Ltd. (c) (d)	-

	Drugs, Proprietaries, and Sundries (5.84%)
2,000	AmericsourceBergen Corp. (b)	65,320
3,000	Herbalife Ltd.	44,940
1,700	McKesson Corp. (b)	59,568
		169,828

	Electronic Computers (5.84%)
12,500	Dell Inc. (a) (c)	118,500
1,600	Hewlett-Packard Company (b)	51,296
		169,796

	Fire, Marine & Casualty Insurance (5.53%)
57	Berkshire Hathaway, Inc. - Class B (a) (c)	160,740

	General Medical & Surgical Hospitals (1.98%)
1,500	Universal Health Services, Inc. (b)	57,510

	Gold Exploration and Project Development (1.16%)
99,000	Etruscan Resources Inc. (c)	33,637
17,166	Q2 Gold Resources, Inc. (b) (c) (d)	-
		33,637

	Hospital and Medical Service Plans (3.60%)
5,000	UnitedHealth Group Inc. (a)	104,650

	Insurance Agents, Brokers and Services (6.90%)
10,600	Brown & Brown, Inc. (b)	200,446
75,000	Safety Intelligence Systems Corp. (c) (d)	-
		200,446

	Investment Advice (5.56%)
3,000	Franklin Resources Inc. (b)	161,610

	Natural Gas Distribution (0.67%)
12,713	MetroGAS S.A. ADR (c)	19,324

	Power Insulating and Related Equipment (2.12%)
4,000	NGK Insulators, Ltd. (a)	61,600

	Reinsurance Carriers (5.26%)
6,800	Aspen Insurance Holdings Ltd. (a)	152,728

	Security and Commodity Brokers, Dealers, Exchanges and Services (7.45%)
17,000	BGC Partners, Inc. (b)	37,570
6,200	T. Price Rowe Group, Inc. (b)	178,932
		216,502

	Semiconductors and Related Devices (9.96%)
9,900	Intel Corporation (a)	148,995
8,500	Texas Instruments Inc. (a)	140,335
		289,330

	Services-Prepackaged Software (12.48%)
1,600	DST Systems, Inc. (b) (c)	55,392
13,000	TIBCO Software Inc. (b) (c)	76,310
8,100	Trend Micro Incorporated ADR (a) (c)	231,012
		362,714

	Smelting (0.23%)
10,983	China Silicon Corp. (c) (d)	6,535

	Telephone Communications, excluding radio (2.02%)
9,000	Telecom Corporation of New Zealand Ltd.	58,590

	Timber, Other Resources (3.58%)
371,337	MagIndustries Corp. (c)	104,035

	Total common stocks (cost: $5,271,992) (94.18%)	2,736,770

Preferred Stocks (1.94%)
	Smelting (1.94%)
945	China Silicon Corp. (cost: $224,910) (c) (d)	56,228

Corporate Bonds and Notes (3.62%)
Principal Amount
	Retail Consulting and Investment (3.62%)
420,724	Amerivon Holdings LLC 4%, due 2010 (cost: $420,724) (d)	105,181

Warrants (0.08%) (c)
Units
4	Amerivon Holdings LLC, expiring 5/31/10 (d)	-
23,626	China Silicon Corp., expiring 7/18/10 (d)	-
111,110	Davie Yards Inc., expiring 2/20/10	2,428
219,000	Nord Resources Corp., expiring 6/05/12 (d)	-
70,000	Victoria Gold Corp., expiring 5/07/09 (d)	-

	Total warrants (cost: $0)	2,428

Money Market Fund (1.40%)
Shares
40,732	SsgA Money Market Fund, 0.35% (cost: $40,732) (e)	40,732

Investment of Security Lending Collateral (33.98%)
987,475	State Street Navigator Securities Lending Prime Portfolio (cost: $987,475)	987,475

Total investments (cost: $6,945,833) (135.21%)		3,928,814

Liabilities in excess of other assets (-35.21%)		(1,023,012)

Net assets (100.00%)		$ 2,905,802

(a) Fully or partially pledged as collateral on bank credit facility.
(b) All or a portion of this security was on loan. The total value of the securities on loan, as of March 31, 2009, was $961,265.
(c) Non-income producing.
(d) Illiquid and/or restricted security that has been fair valued.
(e) Rate represents the 7-day annualized yield at March 31, 2009.

ADR means "American Depositary Receipt."

Notes to Schedule of Portfolio Investments (Unaudited):

Security Valuation

Securities traded on a U.S. national securities exchange ("USNSE") are valued at the last reported sales price on the day the valuations are made. Securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., ET, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities that are not traded on a particular day and securities traded in foreign and over the counter markets that are not also traded on a USNSE or Nasdaq, are valued at the mean between the last bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund's Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security's valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

Level 1 -	quoted prices in active markets for identical investments.
Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities
Level 1	$ 3,760,870
Level 2	-
Level 3	167,944
$ 3,928,814

The following is a reconciliation of the Fund's investments that were valued using Level 3 inputs for the period:

Investments In Securities
Balance, December 31, 2008	$ 395,573
Net purchases (sales)	4,498
Change in unrealized appreciation (depreciation)	(232,127)
Transfers in and / or out of Level 3	-
Balance, March 31, 2009	$167,944

Cost for Federal Income Tax Purposes

The cost of investments for federal income tax purposes is $6,945,833 and net unrealized depreciation is $3,017,019, comprised of aggregate gross unrealized appreciation and depreciation of $14,357 and $3,031,376, respectively.

Illiquid and Restricted Securities

The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described above. Due to the uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at March 31, 2009, were as follows:

Security	Acquisition Date	Cost	Value
China Silicon Corp. common shares	01/01/08	$26,139	$6,535
Victoria Resource Corp. warrants expiring 05/07/09	10/17/07	-	-
Amerivon Holdings LLC 4% due 05/31/10	09/20/07	420,724	105,181
Amerivon Holdings LLC warrants expiring 05/31/10	09/20/07	-	-
China Silicon Corp. preferred shares	07/18/07	224,910	56,228
China Silicon Corp. warrants expiring 07/18/10	07/18/07	-	-
Q2 Gold Resources Corp.	07/06/07	65	-
Nord Resources Corp. warrants expiring 06/05/12	05/14/07	-	-
Etruscan Diamonds Ltd.	02/28/07	320,129	-
Safety Intelligence Systems Corp.	09/05/02	225,000	-
		$1,216,967	$167,944
Percent of net assets		41.9%	5.8%

Item 2. Controls and Procedures

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

By : /s/ Thomas B. Winmill

Thomas B. Winmill, President

Date: June 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill

Thomas B. Winmill, President

Date: June 1, 2009

By: /s/ Thomas O'Malley

Thomas O'Malley, Chief Financial Officer

Date: June 1, 2009

EXHIBIT INDEX

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)